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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: MARCH 11, 1998

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Maryland                      0-2525                 31-0724920
(STATE OR OTHE JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On March 11, 1998, Huntington Bancshares Incorporated ("Huntington") announced that Zuheir Sofia, President, Chief Operating Officer, and Treasurer, will leave Huntington effective June 30, 1998. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference. Huntington and Mr. Sofia have entered into a letter agreement concerning his retirement and post-retirement matters. A copy of this letter agreement is attached as an exhibit to this report.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 10 -- Letter Agreement, dated March 2, 1998, between Huntington Bancshares Incorporated and Zuheir Sofia.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated March 11, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HUNTINGTON BANCSHARES INCORPORATED

Date: March 16, 1998                     By:  /s/ Ralph K. Frasier
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                                               Ralph K. Frasier, Secretary
                                               and General Counsel
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                                  EXHIBIT INDEX

    Exhibit No.       Description

       10 * Agreement, dated March 2, 1998, between Huntington Bancshares Incorporated and Zuheir Sofia.

       99 * News release of Huntington Bancshares Incorporated issued on March 11, 1998.

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*  Filed with this report.